Exhibit 99.1

CUBEBIO ANNOUNCES BUSINESS COMBINATION AGREEMENT

WITH MOUNTAIN CREST V TO BECOME PUBLICLY LISTED

NEW YORK, USA and SEOUL, Korea, August 29, 2024 (GLOBE NEWSWIRE) -- Mountain Crest Acquisition Corp. V, a Delaware corporation formed as a special purpose acquisition company (“Mountain Crest V”), with its common stock publicly traded on The Nasdaq Stock Market under the trading symbol “MCAG” and CUBEBIO Co., Ltd., a corporation (“chusik hoesa”) organized under the laws of Korea (“CUBEBIO”), which has an innovative technology that diagnoses cancer at an early stage using urine, today announced that the parties entered into a definitive business combination agreement, dated August 29, 2024 (the “BCA”) for a proposed business combination transaction through which CUBEBIO plans to become a public company with its securities listed on The Nasdaq Stock Market. Mountain Crest V is the fifth vehicle in the Mountain Crest family of SPACs, the management of which has successfully completed four prior SPAC business combinations.

Based on the BCA, the following two transactions are expected to occur: (1) CHL SPAC Merger Sub, Inc., a corporation to be formed in Delaware (the “SPAC Merger Sub”), will be merged with and into Mountain Crest V with Mountain Crest V being the surviving entity (the “SPAC Merger”) as a direct wholly owned subsidiary of CubeBio Holdings Limited, an exempted company to be formed in the Cayman Islands (“PubCo”). In connection with the SPAC Merger the stockholders of Mountain Crest V will receive PubCo Ordinary Shares as consideration for the SPAC Merger, and (2) all shareholders of CUBEBIO shall transfer their respective CUBEBIO Common Shares (as defined in the BCA) to CHL Korea Exchange Sub, Ltd., a corporation (“chusik hoesa”) to be organized under the laws of Korea (the “Exchange Sub”), in exchange for the right to receive PubCo Ordinary Shares (the “Share Swap” and collectively with the SPAC Merger the “Business Combination”). Pursuant to the BCA, the pre-transaction equity value for CUBEBIO is $375 million based on the issuance of 37.5 million PubCo Ordinary Shares valued at $10 per share, subject to a potential earn out payment to the shareholders of CUBEBIO of an additional $245 million through the issuance of 24.5 million PubCo Ordinary Shares valued at $10 per share, provided based on PubCo’s audited financial statements for the fiscal year ending December 31, 2026, PubCo shall have revenues during such fiscal year as reported on such financial statements in an amount equal to or greater than $42,700,000 (USD). The parties expect the Business Combination to close in the first quarter of 2025.

Global Fund LLC, a Washington D.C.-based advisory firm specializing in SPAC and DeSPAC transactions in the U.S., has been engaged by CUBEBIO to advise CUBEBIO in connection with the proposed business combination.

Loeb & Loeb LLP is serving as legal counsel to Mountain Crest V and Nelson Mullins Riley & Scarborough LLP is CUBEBIO’s legal counsel.

Dr. Suying Liu, Chairman, the CEO and CFO of Mountain Crest V commented, “CUBEBIO’s diagnostic innovation, non-invasive productization and active commercialization present significant growth potential. We are excited to be working with CUBEBIO on this proposed business combination.”

Eun-jong Choi, the CEO of CUBEBIO emphasized, “We expect to consummate the business combination during the 1Q 2025 and will faithfully carry out the process for completing the business combination, and grow CUBEBIO into a global company by increasing corporate value.”

About Mountain Crest V
Mountain Crest Acquisition Corp. V (Nasdaq: MCAG) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

About CUBEBIO
CUBEBIO is an in-vitro diagnostic company that has developed a technology that can distinguish the presence of cancer in the body at an early stage by analyzing the concentration of specific metabolites in urine using urine that can be easily collected, with a focus on increasing the accessibility of cancer screening. CUBEBIO holds 37 Korean patents related to cancer diagnosis, based on which it has developed CEED-PG/PGS in addition to the pancreatic cancer diagnostic kit CEED-NOVUS-P and the multi-cancer detection kit CEED-NOVUS. Recently, through a KRW 20 billion or approximately $14.5 million contract with Taiwan Biotech Co., Ltd. to supply cancer screening products, CUBEBIO will exclusively supply its products to Taiwan, Vietnam, and Malaysia (the “Taiwan Biotech Contract”). CUBEBIO does not expect to generate revenues under the Taiwan Biotech Contract until CUBEBIO’s products are approved for sale in Taiwan, Vietnam, and Malaysia which may take up to 24 months or more. CUBEBIO is in the process of working on agreements to supply its cancer screening products in the United States and Japan.

Important Information About the Proposed Business Combination and Where to Find It
In connection with the proposed business combination, CUBEBIO and Mountain Crest V intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form F-4 and a proxy statement on Schedule 14A, including a preliminary proxy statement and a definitive proxy statement. Mountain Crest V’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials will contain important information about CUBEBIO, Mountain Crest V, and the proposed business combination. Promptly after filing its definitive proxy statement relating to the proposed business combination with the SEC, Mountain Crest V will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting on the business combination and the other proposals. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement, and other relevant materials filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation
Mountain Crest V and its directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest V’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Mountain Crest V will be included in the proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination when available. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

CUBEBIO and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest V in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Mountain Crest V’s and CUBEBIO’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mountain Crest V’s and CUBEBIO’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Mountain Crest V’s and CUBEBIO’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could prevent the execution of the definitive merger agreement; (2) the outcome of any legal proceedings that may be instituted against Mountain Crest V and CUBEBIO following this announcement of the non-binding term sheet and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Mountain Crest V and CUBEBIO, certain regulatory approvals, or satisfy other conditions to closing in the definitive merger agreement; (4) the impact of COVID-19 pandemic on CUBEBIO’s business and/or the ability of the parties to complete the proposed business combination; (5) the inability to obtain the listing of post business combination entity’s securities on Nasdaq following the proposed business combination; (6) changes in applicable laws or regulations; (7) the possibility that Mountain Crest V or CUBEBIO may be adversely affected by other economic, business, and/or competitive factors; (8) risks related to the organic and inorganic growth of CUBEBIO’s business and the timing of expected business milestones; and (9) other risks and uncertainties indicated from time to time in the final prospectus of Mountain Crest V for its initial public offering and the proxy statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Mountain Crest V’s other filings with the SEC. Mountain Crest V cautions that the foregoing list of factors is not exclusive. Mountain Crest V and CUBEBIO caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Mountain Crest V and CUBEBIO do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation
This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

For Mountain Crest Acquisition Corp. V:
Dr. Suying Liu
Chairman, CEO and CFO
524 Broadway 11th Floor, New York, NY 10012, USA

For CUBEBIO Co., Ltd.:
Eun-jong Choi
CEO
8F Shinhan Life Bldg, Digital-ro 10-gil 9, Geumcheon-gu, Seoul, Korea

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